SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: October 18, 2006





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            22-3328734
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 (State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


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One Penn Plaza, Suite 1612, New York, NY                               10119
(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 18, 2006, GreenShift acquired from GS Energy Corporation, of which it is the majority shareholder, the following securities: 85% of the issued and outstanding equity of DirectView, Inc., 30% of the issued and outstanding equity of AirCycle Corporation, and 100% of the issued and outstanding equity of Separation and Recovery Technologies, Inc. In exchange for the securities, GreenShift Corporation waived payment of certain debentures and other amounts due from GS Energy to GreenShift in the aggregate amount of six hundred thousand and four dollars ($604,000) and surrendered four hundred thousand (400,000) shares of GS Energy's Series C Preferred Stock.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10-a Share  Purchase   Agreement  dated  October  18,  2006  between  GreenShift
     Corporation and GS Energy Corporation.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION



               /S/      Kevin Kreisler
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                        KEVIN KREISLER
                        Chief Executive Officer

Date:                   October 24, 2006